UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2011

Clear Skies Solar, Inc.

 (Exact name of Registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (516) 282-7652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of   Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In recognition of services rendered by employees with over one year’s service to the Company, on February 15, 2011 (the “Effective Date”), Clear Skies Solar, Inc. (the “Company”) reduced the per share exercise price to $0.025 and accelerated the vesting (the “Amendment”) of all outstanding options to purchase common stock awarded under its 2007, 2008, 2009 and 2010 Equity Incentive Plans (the “Plans”).

As a result, all outstanding options awarded under the Plans, including the outstanding awards to Ezra Green, the Company’s CEO, Thomas Oliveri, the Company’s President and Arthur Goldberg, the Company’s CFO, have been amended in accordance with the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Skies Solar, Inc.

Dated:  February 18, 2011

By:       /s/ Arthur Goldberg

Arthur Goldberg,

Chief Financial Officer

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